UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Affordable Telecommunications Technology Corporation
(Name of Registrant as Specified In Its Charter)

__________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT AND FORM OF PROXY
AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION
6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY --, 2002

To the Shareholders of Affordable Telecommunications Technology Corporation,

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Affordable Telecommunications Technology Corporation, a Texas corporation (the "Company"), will be held on February ___, 2002, at 10:00 a.m. Texas time, at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas 77036, and at such other time and place to which the meeting (the "Meeting") for the following purposes:

Proposal I: To Amend and Restate our Articles of Incorporation, as amended, to increase the number of authorized Shares of common stock, par value $.01 (the "Shares") from 100,000,000 Shares to 400,000,000 Shares.

Proposal II: Election of Directors

Information Concerning Directors: It is proposed that three directors will be elected at the Meeting, each to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company and were most recently re-elected as directors at the Company's Special Meeting of Shareholders held on December 19, 2000. The names of the persons nominated by management are as follows:

Steve H. Bethke
Norman George, and
Kim T. Peterson

FOR INFORMATION RELATING TO COMMON STOCK OWNED BY EACH OF THE DIRECTORS SEE ITEM 6 "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF".

FOR INFORMATION AS TO COMPENSATION, THEIR PRINCIPAL OCCUPATIONS, AGE, AND EXPERIENCES SEE ITEM 7 AND ITEM 8 "DIRECTORS AND EXECUTIVE OFFICERS" AND "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

Proposal III: To ratify the appointment of Thomas Leger & Co., LLP, as our independent accountants for the 2001 fiscal year.

Proposal IV: To transact such other business as may be properly brought before the meeting.

The close of business on Wednesday, December 21, 2001 has been fixed by the Board of Directors as the record date for the Annual Meeting. Only shareholders of record on that date will be entitled to notice of and to vote at the Meeting or any adjournment thereof, notwithstanding transfer of any stock on the books of the Company after such record date. The stock transfer books will not be closed.

A Proxy Statement and Form of Proxy accompany this Notice.

It is important that your Shares be represented at the Annual Meeting. If you do not expect to attend in person, please sign and date the form of Proxy and return it in the enclosed envelope. The form of Proxy is enclosed in the mailing envelope in which this Proxy Statement is contained. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

By Order of the Board of Directors
Respectfully Submitted,
/s/ Steve H. Bethke
Steve H. Bethke, President
January __, 2002

PROXY STATEMENT

Your vote is very important. For this reason, the Board of Directors is requesting that you allow your Common Stock to be represented at the Annual Meeting by the Proxies named in the enclosed Proxy Card. This Proxy Statement is being sent to you in connection with this request and has been prepared for the Board by our management. "We," "our," and the "Company" refer to Affordable Telecommunications Technology Corporation. The Proxy Statement is first being sent to our stockholders on or about January __, 2002.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote. You are entitled to vote your Common Stock if our records showed that you held your Shares as of December 21, 2001. At the close of business on that date, a total of 144,969,875 Shares of Common Stock were outstanding and entitled to vote. Each Share of Common Stock has one vote. In addition, there are 150,000 Shares of Series A Preferred Stock issued and outstanding, each of which is entitled to one vote per share, and 200,000 Shares of Series B Preferred Stock, each of which is entitled to 500 votes per share, which constitutes "super-majority" voting rights. The enclosed Proxy Card shows the number of Shares and the class and series, if applicable, of the Shares that you are entitled to vote. Your individual vote is confidential and will not be disclosed to third parties.

Voting By Proxies. If your Shares of Common Stock are held by a broker, bank or other nominee, you will receive instructions from them which you must follow in order to have your Shares voted. If you hold your Shares in your own name as a holder of record, you may instruct the Proxies how to vote your Common Stock by using the toll free telephone number or the Internet voting site listed on the Proxy Card or by signing, dating and mailing the Proxy Card in the postage paid envelope that we have provided to you. Of course, you can always come to the meeting and vote your Shares in person. When you use the telephone system or our Internet voting site, the system verifies that you are a stockholder through the use of a unique Personal Identification Number that is assigned to you. The procedure allows you to instruct the Proxies how to vote your Shares and to confirm that your instructions have been properly recorded. Specific directions for using the telephone and Internet voting systems are on the Proxy Card. Whichever of these methods you select to transmit your instructions, the Proxies will vote your Shares in accordance with those instructions. If you sign and return a Proxy Card without giving specific voting instructions, your Shares will be voted as recommended by our Board of Directors. We are not now aware of any matters to be presented other than those described in this Proxy Statement.

If any matters not described in the Proxy Statement are properly presented at the meeting, the Proxies will use their own judgment to determine how to vote your Shares. If the meeting is adjourned, your Shares of Common Stock may be voted by the Proxies on the new meeting date as well, unless you have revoked your proxy instructions.

How You May Revoke Your Proxy Instructions. To revoke your proxy instructions, you must advise the Secretary in writing before your Common Stock has been voted by the Proxies at the meeting, deliver later proxy instructions, or attend the meeting and vote your Shares in person. Unless you decide to attend the meeting and vote your Shares in person after you have submitted voting instructions to the Proxies, you should revoke or amend your prior instructions in the same way you initially gave them - that is, by telephone, Internet or in writing. This will help to ensure that your Shares are voted the way you have finally determined you wish them to be voted.

Cost of this Proxy Solicitation. We will pay the cost of this proxy solicitation. We will, upon request, reimburse brokers, banks and other nominees for their reasonable expenses in sending proxy material to their customers who are beneficial owners and obtaining their voting instructions.

ITEM 1. DATE, TIME AND PLACE INFORMATION.

This Proxy Statement is furnished to shareholders of Affordable Telecommunications Technology Corporation, a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Shareholders of the Company to be held at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas, 77036 on February __, 2002, at 10:00 a.m. Texas time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission and telephone by directors, officers, employees and agents of the Company. The Company will also supply brokers, nominees or other custodians with the numbers of forms of Proxy and Proxy Statements they may require for forwarding to beneficial owners, and the Company will reimburse such persons for their expense in so doing.

This Proxy Statement and form of Proxy are being mailed to shareholders on or about January __, 2002.

PROPOSALS

Proposal I: To Amend and Restate our Articles of Incorporation, as amended, to increase the number of authorized Shares of common stock, par value $.01 (the "Shares") from 100,000,000 Shares to 400,000,000 Shares.

APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

Under Texas law, the Company may only issue Shares of Common Stock or Preferred Stock to the extent such capital stock have been authorized for issuance under the Company's Amended Articles of Incorporation ("Articles"). The Articles currently authorize the issuance of up to 100,000,000 Shares of Common Stock, $.01 par value and 10,000,000 Shares of Preferred Stock are authorized. As of Record Date, we have 144,969,875 Shares of Common Stock issued and outstanding. As a result, we are seeking an affirmative vote of our shareholders at the Meeting to amend the Articles to increase our authorized Shares, for among other purposes, having Shares of Common Stock available for such corporate purposes such as mergers, acquisitions, and similar transactions, as well as having Shares of Common Stock available in the event the holder of the 150,000 Shares of Series A Preferred Stock into Shares of Common Stock based upon a formula set forth in the Series A Preferred Stock instrument and having Shares available for issuance under the Company's 2000 Stock Option Plan. The Series B Preferred Stock is not convertible into Shares of Common Stock.

In order to ensure sufficient Shares will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval at the Meeting by the affirmative vote of two-thirds of the holders of Shares entitled to vote as follows: in favor of Proposal I amending the Company's Articles of Incorporation to increase the number of Shares of Common Stock authorized for issuance from 100,000,000 to 400,000,000.

Effects of the Amendment to the Articles

The effects of shareholders’ approval of Proposal I  to amend the Articles is to increase the number of authorized Shares of Common Stock from 100,000,000 Shares to 400,000,000 Shares means that the Board of Directors will not be required nor does it intend to solicit further shareholder approval prior to the issuance of any additional Shares of Common Stock, whether  for mergers, acquisitions and other corporate purposes, upon the conversion of any Shares of Preferred Stock or pursuant to its 2000 Stock Option Plan, except as may be required by applicable Texas law. The increase in authorized Shares of Common Stock will not have any immediate effect on the rights of existing holders of Common Stock. However, the Board will have the authority to issue authorized Shares of Common Stock without obtaining future shareholder approval of such issuances, except as may be required by applicable Texas law or applicable listing requirements of the stock markets on which the Shares are or shall be traded. To the extent that additional authorized Shares are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of our Shares of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such Shares. The increase in the authorized number of Shares and the subsequent issuance of such Shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional Shares could have the effect of diluting the earnings per Share and book value per Share and such additional Shares could be used to dilute the Share ownership or voting rights of a person seeking to obtain control of the Company. While the proposed amendment may have potential anti-takeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Board of Directors or management. The additional Shares of Common Stock to be authorized will be of the same class of Common Stock as are currently authorized and outstanding under the Articles.

If Proposal I  is approved by the affirmative vote of holders owning at least two-thirds of the Company's voting Shares including the issued and outstanding Shares of Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, Article II, paragraph 4 of Articles of Amendment to the Articles of Incorporation, will be amended to read as follows: "Affordable Telecommunications Technology Corporation is authorized to issue 400,000,000 Shares of Common Stock at a par value of .01 (one) cent each".

Vote Required and Board of Directors' Recommendation

The affirmative vote of holders owning at least two-thirds of the Company's voting Shares including the issued and outstanding Shares of Common Stock, the Series A Preferred Stock and the Series B Preferred Stock,  is required for approval of Proposal I.  Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a negative vote on this proposals.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

Proposal II: Election of Directors

Three directors of the Company were elected at the organizational meeting in 1999 to serve for period of one (1) year or until their replacements were elected and qualified to serve. The three directors were Steven H. Bethke, Norman George and Kim Peterson have agreed to serve as a director if duly elected at the Meeting and to serve until their replacements are duly elected and shall qualify.

Information Concerning Directors

It is proposed that three directors will be elected at the Meeting, each to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable at the time of election. All of the nominees are presently members of the Board of Directors of the Company. The names of the persons nominated by management are as follows: Steve H. Bethke, Norman George, and Kim T. Peterson.

FOR INFORMATION RELATING TO COMMON STOCK AND PREFERRED STOCK OWNED BY EACH OF THE DIRECTORS SEE ITEM 6 "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF". FOR INFORMATION AS TO COMPENSATION, THEIR PRINCIPAL OCCUPATIONS, AGE, AND EXPERIENCE, SEE ITEMS 7 AND 8 "DIRECTORS AND EXECUTIVE OFFICERS" AND "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Proposal III: To ratify the appointment of Thomas Leger & Co., L.L.P. as our independent accountants for the 2001 fiscal year.

The affirmative vote of holders owning a majority of the Company's voting Shares including the issued and outstanding Shares of Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, is required for approval of Proposal III.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THOMAS LEGER & CO., LLP., AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2001 FISCAL YEAR.

Proposal IV: To transact such other business as may be properly brought before the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

ITEM 2. REVOCABILITY OF PROXY

If the enclosed Form of Proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A shareholder who attends the Meeting in person may revoke his or her Proxy at that time and vote in person if so desired. All proxies duly signed, dated and returned will be voted as specified therein, but unless otherwise specified, will be deemed to grant authority to vote:

ITEM 3. DISSENTERS’ RIGHT OF APPRAISAL

Any vote cast in opposition to the election of any director or of any other proposal contained herein shall be considered to satisfy any notice requirements with respect to appraisal rights.

ITEM 4. PERSONS MAKING THE SOLICITATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting and presented for a vote of the shareholders, the persons named in the Proxy will vote in accordance with their best judgment upon such matters, unless otherwise restricted by law.

ITEM 5. INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None.

ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth the beneficial stock ownership of (i) all holders of greater than 5% of the Company's common stock, (ii) each director and each executive officer named in Item 7 and (iii) all directors and executive officers as a group (3 persons). The total number of Shares of Common Stock of the Company issued and outstanding as of the Record Date, December 21, 2001 is 144,969,875 Shares. The Shares of Common Stock are held by approximately 1500 shareholders (does not include individuals having Shares in "street name" by brokerage firms). The Shares of Common Stock and  the 150,000 Shares of Series A Preferred Stock, which Series A Preferred Stock is owned by one unaffiliated person, are entitled to one vote on each of the Proposals at the Meeting. Each of the 200,000 Shares of Series B Preferred Stock is entitled to 500 votes n each of the Proposals at the Meeting.  In the chart below the percent of Common Stock and Preferred Stock owned is calculated by expressing the number of such Shares beneficially owned as a percent of the total  issued and outstanding voting Shares of the Company entitled to vote at the Meeting, as of the Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Voting Shares (a)
Steven H. Bethke (1) 6227 Southwest Freeway, Houston, TX 77074	2,200,000 Common Shares	.01%
Steven H. Bethke (1) 6227 Southwest Freeway, Houston, TX 77074	100,000 Series B Preferred Shares(b)	20.40%
Norman George (2) 6227 Southwest Freeway, Houston, TX 77074	250,000 Common Shares	0.001%
Norman George (2) 6227 Southwest Freeway, Houston, TX 77074	100,000 Series B Preferred Shares(c)	20.40%
Kim T. Peterson (3) 6227 Southwest Freeway, Houston, TX 77074	900,000 Common Shares	0.004%
All Officers and Directors (3 persons)	3,350,000 Shares of Common Stock and 200,000 Series B Preferred Stock(a)	40.81%
(a) Based upon 144,969,875 Shares of Common Stock (one vote per Share), the 150,000 Shares of Series A Preferred Stock (one vote per Share) and the 200,000 Shares of Series B Preferred Stock (500 votes per Share), that are issued and outstanding at December 21, 2001.
(1) Mr. Bethke is the Company's Chairman, President, CEO and a director.
(2) Mr. George is the Company's Chief Financial Officer and a director.
(3) Mr. Peterson is a director.
(b) Mr. Bethke was issued 100,000 Shares of Series B Preferred Stock, each Share having 500 votes.
(c) Mr. George was issued 100,000 Shares of Series B Preferred Stock, each Share having 500 votes.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that the filing requirements applicable to such Reporting Persons were timely complied with during the fiscal year ended December 31, 2000.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Title
Steve H. Bethke	42	Chairman, President, CEO and a Director
Kim T. Peterson	62	Director
Norman George	60	Chief Financial Officer and a Director

All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been elected and shall qualify. Officers serve at the discretion of the Board of Directors. The following is a biographical summary of the business experience of the directors of the Company.

Mr. Bethke, Chairman, President, CEO and a director since inception, previously was employed as General Manager of Houston Telephone and Paging (HT&P), from July, 1995 to September, 1996. Prior to joining HT&P, he was employed as a consultant to HT&P from January, 1995 to July, 1995. Prior to joining HT&P as a consultant, he was employed by Everon America, Inc. (which is the North American marketing company for Samson Electronics LTD, a Korean electronics manufacturer, including paging equipment) as North American Sales Manager from August 1994 to July, 1995. Mr. Bethke was Manager of Indirect Distribution with MobileComm (a Bell South company) from June 1993 to August 1994. Prior to that time he was employed as Manager of Distribution for Houston Cellular Telephone Company from November 1988.

Mr. George, a Director and Chief Financial Officer of the Company, was hired as Chief Financial Officer on September 1, 1998. Prior to joining the Company, he was self -employed with ownership interest in numerous retail companies over the past twenty-five (25) years. He was formerly employed for 5 years by Peat, Marwick and Mitchell as a retail consultant. He is a graduate of the University of Texas with a degree in Finance and Accounting.

Mr. Peterson, a director, during the past five years has been a vice-president of Regal Ware Inc., a manufacturer of housewares in Wisconsin. Mr. Peterson’s business background is in manufacturing of consumer products and brings his expertise in consumer business and products to the Company.

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The information set forth below concerns the compensation to the named executive officers of the Company for the last fiscal year ended December 31, 2000. No executive officer of the Company has an employment agreement with the Company and the executive officers serve at the discretion of the Board of Directors.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Option/SAR’s	LTIP Payouts(s)	All other Compensation
		($)	($)	($)	($)	(#)	($)	($)
Steve Bethke, CEO, Director	2000	60,000	0	0	0	0	0	0
Steve Bethke, CEO, Director	1999	60,000	0	0	0	0	0	0
Steve Bethke, CEO, Director	1998	60,000	0	0	0	0	0	0
Norman George COO, Director	2000	48,000	0	0	0	0	0	0
Norman George CFO, Director	1999	8,000	0	0	0	0	0	0

Compensation of Directors. The Directors of the Company are not paid any fee for their services in such capacity.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company on January 3, 2001 entered into five (5) year employment agreements with Steven H. Bethke, its CEO, president and a director, and with Norman George, its vice-president, CFO and COO, and a director. The employment agreement with Mr. Bethke provides for a base annual salary of $125,000, of which $96,000 will be paid in cash and the remaining salary shall be paid in shares of the Company's common stock and/or a class of preferred stock having special voting rights. In addition, the Bethke employment agreement provides for annual increases in the base salary, the issuance of additional shares and the grant of options to purchase shares of its capital stock to Mr. Bethke, as the board of directors may determine from time to time. The employment agreement with Mr. George provides for a base annual salary of $84,000, the issuance of shares of the Company's common stock and/or a preferred stock having special voting rights. In addition, the employment agreement with Mr. George also provides for annual increases in the base salary, the issuance of additional shares and the grant of options to purchase shares of its capital stock to Mr. George, as the board of directors may determine from time to time.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANT

Liebman, Goldberg & Drogin, L.L.P., has audited the Company's financial statements for the year ended December 31, 1999 and 2000. Thomas Leger & Co., LLP was engaged on May 10, 2001 to serve as the Company's independent public accountant for the year ending December 31, 2001 and a representative of Thomas Leger & Co., LLP will attend the shareholder Meeting and will be permitted to make a statement if desired. He will also be available for responses to appropriate questions from shareholders. The Company reported its change in certifying accountants in its Form 10-QSB Quarterly Report for the period ended March 31, 2001, which was filed with the SEC on May 15, 2001.

ITEM 10. FINANCIAL AND OTHER INFORMATION

The information contained in the Company's Form 10-KSB for the fiscal year ended December 31, 2000 is incorporated herein by reference. We are delivering together with this Proxy Statement our Annual Report on Form 10-KSB for our year ended December 31, 2000 to our shareholders entitled to notice of and to vote at this meeting.

ITEM 11. VOTING PROCEDURES

The presence, in person or by proxy, of the holders of a majority of the Shares, including Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company entitled to vote is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a plurality of these Shares represented at the meeting and entitled to vote is required for the election of directors. A holder of Shares including Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company will be entitled to one vote per share of common stock as to each matter properly brought before the Meeting. Cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes are each included in the determination of the number of Shares present at the meeting for purposes of determining a quorum. Abstentions and broker non-votes have no effect on determinations of plurality, except to the extent that they affect the total votes received by any particular candidate. For any matters requiring approval of a specified percentage of the outstanding Shares represented at the Annual Meeting and entitled to vote on such matter, abstentions will have the effect of negative votes, but broker non-votes will have no effect since they are not treated as Shares entitled to vote on such matter.

SHAREHOLDER PROPOSALS AND SUBMISSIONS FOR 2000 ANNUAL MEETING

If any Shareholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the Annual Meeting of Shareholders, such proposal shall have been presented to the Company's management by January __, 2002. Such proposals should be directed to the Company’s office, 6227 Southwest Freeway Houston, Texas 77074.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.

Dated: January __ , 2002

By Order of the Board of Directors
STEVEN H. BETHKE, PRESIDENT

PROXY [PROXY CARD]
AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION
6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074

This Proxy is solicited by the Board of Directors of Affordable Telecommunications technology Corporation (the "Company") for the Annual Meeting of Shareholders to be held on February __, 2002, at 10:00 a.m. Texas time, Houston, Texas 77036 at the Hilton Hotel Southwest, 6780 Southwest Freeway, Houston, Texas 77036. The undersigned hereby appoints Steven H. Bethke with full power of substitution, and with discretionary authority, the proxies of the undersigned to vote all Shares of Common Stock the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on February __, 2002, and at any adjournment thereof, upon the matters listed below, and in accordance with his best judgment with respect to any other matters which may properly come before the meeting. The proxy, when duly executed, will be voted in the manner directed herein, and in the absence of specific directions to the contrary, this proxy will be voted "FOR":

Proposal I to amend the Articles of Incorporation to increase the number of authorized Shares of Common Stock to 400,000,000 Shares of common stock.

Proposal II to elect Steven H. Bethke, Norman George and Kim T. Peterson as directors until the next annual meeting our until their successors shall be elected and shall qualify;

Proposal III to ratify the appointment of Thomas Leger & Co., LLP as our independent accountants for the 2001 fiscal year; and

Proposal IV in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournments thereof.

This proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors of the Company requests that you promptly execute and mail this Proxy.

Proposal I:

to amend the Articles of Incorporation to increase the number of authorized Shares of Common Stock to 400,000,000 Shares of Common Stock;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL I.

Proposal II:

to elect Steven H. Bethke, Norman George and Kim T. Peterson as directors until the next annual meeting our until their successors shall be elected and shall qualify;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL II.

Proposal III:

to ratify the appointment of Thomas Leger & Co., L.L.P. as our independent accountants for the 2001 fiscal year;
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL III.

Proposal IV:

in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournments thereof.
Yes [ ] No [ ]
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR PROPOSAL IV.

The undersigned hereby revokes any proxy or proxies to vote heretofore given by the undersigned to any persons with respect to such Shares.

Please sign exactly as your name appears on the stock certificate. If Shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, guardian, or other capacity, please give title as such.)

January __, 2002

___________________________	___________________________
Signature of Shareholder	Signature of Shareholder

___________________________	___________________________
Printed Name	Printed Name

PLEASE SIGN AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE, DATE AND RETURN PROXY TO:

AFFORDABLE TELECOMMUNICATIONS TECHNOLOGY CORPORATION
6227 SOUTHWEST FREEWAY, HOUSTON, TEXAS 77074